UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2011 (May 23, 2011)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 23, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of TPC Group Inc. (the “Company”) granted performance share awards and restricted stock unit awards to certain executive officers and other key personnel of the Company. These awards were made pursuant to the Company’s 2009 Long-Term Incentive Plan and the attached form award agreements.

The performance share awards consist of a target number of performance units, with each unit denominated in shares of common stock of the Company. Payout may be earned based on the Company’s average return on invested capital over a three-year performance period ending December 31, 2013, with actual payout ranging from 0% to 200% of the target award. No payout is made for performance below the threshold of 9.5% average return on invested capital, 50% payout of the target award is made for performance equal to the threshold of 9.5% average return on invested capital, 100% payout of the target award is made for performance equal to the target of 11.5% average return on invested capital, and 200% payout of the target award is made for performance equal to or greater than the maximum of 13.5% average return on invested capital. Linear interpolation is used to determine the payout for performance that is between threshold and target performance or target and maximum performance. The form of Performance Share Award Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference thereto.

The restricted stock unit awards will fully vest on January 1, 2014, subject to the terms and conditions set forth in the form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

On May 23, 2011, the Compensation Committee approved amendments, effected in the form of consent agreements, to the performance goals applicable to the performance share awards granted on May 24, 2010 and June 1, 2010 to certain executive officers and other key personnel of the Company. The Company and the applicable executive officers and other key personnel entered into these consent agreements (the “Consent Agreements”) on May 23, 2011. The performance share awards consist of a target number of performance units, with each unit denominated in shares of common stock of the Company. As amended by the Consent Agreements, payout may be earned based on the Company’s average return on invested capital over a three-year performance period ending December 31, 2012, with actual payout ranging from 0% to 200% of the target award. No payout is made for performance below the threshold of 9% average return on invested capital, 50% payout of the target award is made for performance equal to the threshold of 9% average return on invested capital, 100% payout of the target award is made for performance equal to the target of 10% average return on invested capital, and 200% payout of the target award is made for performance equal to or greater than the maximum of 11% average return on invested capital. Linear interpolation is used to determine the payout for performance that is between threshold and target performance or target and maximum performance. The Consent Agreements set the threshold, target and maximum performance levels at fixed percentages of average return on invested capital, rather than determining performance by comparing return on invested capital to the Company’s weighted average cost of capital. The Consent Agreements entered into with each of the Company’s named executive officers who hold performance share awards granted in 2010 are attached hereto as Exhibits 10.3, 10.4 and 10.5 and are incorporated herein by reference, and the foregoing description is qualified in its entirety by reference thereto.

On May 23, 2011, the Company entered into an amendment to the Employment Agreement with Miguel A. Desdin, Senior Vice President and Chief Financial Officer of the Company. In addition to technical changes to reflect applicable requirements of Section 409A of the Internal Revenue Code, the amendment extends by three months the Company’s standard relocation benefits to Mr. Desdin. The amendment also provides that the Company will reimburse Mr. Desdin for loss on the sale of his residence, contingent on a sale occurring prior to December 31, 2011, up to but not exceeding $200,000, provided that Mr. Desdin must repay such reimbursement if his employment is terminated for “cause” or if he resigns without “good reason” (as such terms are defined in the Employment Agreement) within one year after the date of the sale of the residence. The Company will also make a gross-up payment to Mr. Desdin to the extent such relocation and reimbursement benefits are taxable to Mr. Desdin. In addition, the amendment preserves certain outstanding terms of the original employment offer letter between the Company and Mr. Desdin. The foregoing description of the amendment is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	Form of Performance Share Award Agreement dated May 23, 2011 for key employees under the 2009 Long-Term Incentive Plan.

10.2*	Form of Restricted Stock Unit Award Agreement dated May 23, 2011 for key employees under the 2009 Long-Term Incentive Plan.

10.3*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Miguel A. Desdin.

10.4*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Russell T. Crockett.

10.5*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Luis E. Batiz.

10.6	Form of Performance Share Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 26, 2010).

10.7*	Amendment to Executive Employment Agreement dated as of May 23, 2011 by and between TPC Group Inc. and Miguel A. Desdin.

10.8	Employment offer letter agreement dated as of May 14, 2010, effective as of June 1, 2010, between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed August 16, 2010).

10.9	Employment Agreement dated as of June 1, 2010 between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2010).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: May 24, 2011	By:	/s/ Shannon B. Weinberg
Shannon B. Weinberg
Deputy General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*	Form of Performance Share Award Agreement dated May 23, 2011 for key employees under the 2009 Long-Term Incentive Plan.

10.2*	Form of Restricted Stock Unit Award Agreement dated May 23, 2011 for key employees under the 2009 Long-Term Incentive Plan.

10.3*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Miguel A. Desdin.

10.4*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Russell T. Crockett.

10.5*	Consent Agreement dated as of May 23, 2011 between TPC Group Inc. and Luis E. Batiz.

10.6	Form of Performance Share Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 26, 2010).

10.7*	Amendment to Executive Employment Agreement dated as of May 23, 2011 by and between TPC Group Inc. and Miguel A. Desdin.

10.8	Employment offer letter agreement dated as of May 14, 2010, effective as of June 1, 2010, between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed August 16, 2010).

10.9	Employment Agreement dated as of June 1, 2010 between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2010).

*	Filed herewith